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                                                                    EXHIBIT 10.5


               SPECIFIC CO-OPERATION AND DEVELOPMENT AGREEMENT (I)

                               IPULSE 1.5 LICENSE

1        GENERAL

1.1 PARTIES. THIS SPECIFIC DEVELOPMENT AND CONSULTING AGREEMENT (this "Agreement") is made and entered into this 8th day of November 2000, by and between Microcell Labs Inc. ("Microcell Labs"), a Canadian corporation with offices at 1250 Rene-Levesque Blvd West, Suite 400, Montreal, Quebec, Canada, and 3044016 Nova Scotia Company ("CanCo") and is made under the general tems of a General Co-Operation and Development Agreement ("GCDA") entered into between CanCo and Microcell Labs on November 8, 2000.

1.2 RELATION TO THE GCDA. The terms of the GDCA shall apply to this Agreement except where they are inconsistant with the terms of this Agreement, and the defined terms used in the GCDA shall have the same meaning in this Agreement, unless the context would obviously require otherwise.

1.3 SUBJECT AND PURPOSE OF THIS AGREEMENT. This Agreement sets forth the terms by which CanCo grants to Microcell Labs a license to use iPulse, version 1.5, as described in Exhibit A (iPulse 1.5, Product & Feature Description) ("iPulse 1.5") and the rights licensed pursuant to this Agreement shall be deemed to be a Work Product for purposes of the application of the terms of the GCDA.

1.4 ADDITIONAL AGREEMENT. Integration, acceptance, installation, support and maintenance services are not included hereunder and will be provided by CanCo under additional specific agreement(s) to Microcell Labs. Any such services will be made available by CanCo at reasonable and competitive rates which would be mutually agreed to .

2        WORK PRODUCT DESCRIPTION

2.1      Work Product, under this Agreement, shall refer to the rights to iPulse
         1.5 licensed pursuant to this agreement, any addition or improvements thereto shall be dealt with under separate agreement


         Deliveries will be made as detailed below:

            o   Installation            December 15, 2000

            o   Integration             to be determined

            o   Commercialization       March 31, 2001

3        LICENSE GRANT AND TERM OF LICENSE

3.1 CanCo hereby grants to Microcell Labs a non-exclusive, non-transferable, non-revocable license to use iPulse 1.5 on the terms and conditions attached hereto as Schedule 1 (the "Terms and Conditions").

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3.2      The parties agree that Section 11.2 of the GDCA is not applicable to this Agreement.

3.3 CanCo agrees that it will not grant a license to use iPulse 1.5 in Canada to any persons other than Microcell Labs under the license granted hereunder during the term thereof.

3.4 The right of any corporate entity to benefit from the license granted hereunder shall be conditional upon its written agreement to be bound by the Terms & Conditions.

4        FEES AND PAYMENT SCHEDULE

4.1 ROYALTY FREE LICENSE. Except for revenue sharing payments as provided by Section 7.3. of the GCDA, the license granted hereunder shall be royalty free during the term of this Agreement.

4.2      In the event that CanCo fails to meet the delivery dates indicated in
         Section 2.1, Microcell Labs will be released from its exclusivity covenants as set forth in Section 3.3 of the GDCA for the sole purpose of sourcing a similar product. If CanCo wishes to Swap out that product at a later date and reinstall the exclusivity, it may do so at its own cost.

5        RIGHTS OF ERICSSON

         Microcell Labs acknowledges and agrees to the rights of Ericsson (as that term is defined in the Terms and Conditions) as set forth as
         Section 9 of the Terms and Conditions.



MICROCELL LABS INC.                          3044016 NOVA SCOTIA COMPANY





By: /s/ MARC FERLAND                         By: /s/ GUNNAR THORODSSEN
    --------------------------------             -------------------------------




Title: Vice President                        Title: General Counsel
       -----------------------------                ----------------------------

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                                                                          Page 3


         INTERVENTIONS

         Ericsson Telecom A.B. and Ericsson Canada Inc. intervene hereto, only to accept the benefit of Section 5 above and to confirm that Ericsson Canada Inc. has granted to MCE Holding Corporation the right to grant a license to iPulse 1.5 on the Terms and Conditions, pursuant to the License Agreement signed November 8, 2000 and that they accept the assignment of these rights to CanCo, it being understood that Ericsson does not thereby become a party to this agreement, for any other purposes whatsoever, they shall have no liability for any breach of the terms of this agreement and the exclusivity granted pursuant to 3.3 applies only to CanCo and not to Ericsson.

         ERICSSON TELECOM A.B.                      ERICSSON CANADA INC.



         Per: /s/ DAVID WILLIAMS,                   Per: /s/ DAVID WILLIAMS,
                  General Counsel                            General Counsel
              -----------------------------------        -----------------------

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EXHIBIT A



                    IPULSE 1.5, PRODUCT & FEATURE DESCRIPTION